Derivatives and hedging activities	12 Months Ended
Dec. 31, 2011
Derivatives and hedging activities
Derivatives and hedging activities

Derivatives are generally either privately negotiated OTC contracts or standard contracts transacted through regulated exchanges. The Group’s most frequently used freestanding derivative products, entered into for trading and risk management purposes, include interest rate, credit default and cross-currency swaps, interest rate and foreign exchange options, foreign exchange forward contracts and foreign exchange and interest rate futures.

The Group also enters into contracts that are not considered derivatives in their entirety but include embedded derivative features. Such transactions primarily include issued and purchased structured debt instruments where the return may be calculated by reference to an equity security, index or third-party credit risk, or that have non-standard interest or foreign exchange terms.

On the date a derivative contract is entered into, the Group designates it as belonging to one of the following categories:
– trading activities;
– a risk management transaction that does not qualify as a hedge under accounting standards (referred to as an economic hedge);
– a hedge of the fair value of a recognized asset or liability;
– a hedge of the variability of cash flows to be received or paid relating to a recognized asset or liability or a forecasted transaction; or
– a hedge of a net investment in a foreign operation.
Trading activities
The Group is active in most of the principal trading markets and transacts in many popular trading and hedging products. As noted above, this includes the use of swaps, futures, options and structured products, such as custom transactions using combinations of derivatives, in connection with its sales and trading activities. Trading activities include market making, positioning and arbitrage activities. The majority of the Group’s derivatives were used for trading activities.

Economic hedges
Economic hedges arise when the Group enters into derivative contracts for its own risk management purposes, but the contracts entered into do not qualify for hedge accounting under US GAAP. These economic hedges include the following types:

– interest rate derivatives to manage net interest rate risk on certain core banking business assets and liabilities;
– foreign exchange derivatives to manage foreign exchange risk on certain core banking business revenue and expense items, as well as on core banking business assets and liabilities;
– credit derivatives to manage credit risk on certain loan portfolios; and
– futures to manage risk on equity positions including convertible bonds.
Derivatives used in economic hedges are included as trading assets or trading liabilities in the consolidated balance sheets.
Hedge accounting
Fair value hedges
The Group designates fair value hedges as part of an overall interest rate risk management strategy that incorporates the use of derivative instruments to minimize fluctuations in earnings that are caused by interest rate volatility. In addition to hedging changes in fair value due to interest rate risk associated with fixed rate loans, repurchase agreements and long-term debt instruments, the Group uses:

– cross-currency swaps to convert foreign-currency-denominated fixed rate assets or liabilities to floating rate functional currency assets or liabilities; and
– foreign exchange forward contracts to hedge the foreign exchange risk associated with available-for-sale securities.
Cash flow hedges
The Group designates cash flow hedges as part of its strategy to mitigate its risk to variability of cash flows on loans, deposits and other debt obligations by using interest rate swaps to convert variable rate assets or liabilities to fixed rates. The Group also uses cross-currency swaps to convert foreign-currency-denominated fixed and floating rate assets or liabilities to fixed rate assets or liabilities based on the currency profile to which the Group elects to be exposed. This includes, but is not limited to, Swiss francs and US dollars. Further, the Group uses derivatives to hedge its cash flows associated with forecasted transactions. As of the end of 2011, the maximum length of time over which the Group hedged its exposure to the variability in future cash flows for forecasted transactions, excluding those forecasted transactions related to the payment of variable interest on existing financial instruments, was 20 months.

Net investment hedges
The Group designates net investment hedges as part of its strategy to hedge selected net investments in foreign operations against adverse movements in foreign exchange rates, typically using forward foreign exchange contracts.

Hedge effectiveness assessment
The Group assesses the effectiveness of hedging relationships both prospectively and retrospectively. The prospective assessment is made both at the inception of a hedging relationship and on an ongoing basis, and requires the Group to justify its expectation that the relationship will be highly effective over future periods. The retrospective assessment is also performed on an ongoing basis and requires the Group to determine whether or not the hedging relationship has actually been effective. If the Group concludes, through a retrospective evaluation, that hedge accounting is appropriate for the current period, then it measures the amount of hedge ineffectiveness to be recognized in earnings.

Fair value of derivative instruments
The tables below present gross derivative replacement values by type of contract and balance sheet location and whether the derivative is used for trading purposes or in a qualifying hedging relationship. Notional amounts have also been provided as an indication of the volume of derivative activity within the Group.

Information on bifurcated embedded derivatives has not been included in this table. Under US GAAP, the Group elected to account for substantially all financial instruments with an embedded derivative that is not considered clearly and closely related to the host contract at fair value.

> Refer to “Note 33 – Financial instruments” for further discussion of the fair value of derivatives.
Fair value of derivative instruments
	Trading			Hedging			[1]

end of 2011	Notional amount	Positive replacement value (PRV)	Negative replacement value (NRV)	Notional amount	Positive replacement value (PRV)	Negative replacement value (NRV)

Derivative instruments (CHF billion)

Forwards and forward rate agreements	7,210.5	4.5	4.2	0.0	0.0	0.0

Swaps	28,754.5	658.0	650.0	71.2	3.8	2.3

Options bought and sold (OTC)	2,902.5	65.9	66.3	0.0	0.0	0.0

Futures	2,537.1	0.0	0.0	0.0	0.0	0.0

Options bought and sold (exchange-traded)	962.3	0.4	0.3	0.0	0.0	0.0

Interest rate products	42,366.9	728.8	720.8	71.2	3.8	2.3

Forwards	2,133.0	29.7	30.7	17.4	0.1	0.0

Swaps	1,230.0	34.1	51.3	0.0	0.0	0.0

Options bought and sold (OTC)	831.7	12.3	12.7	0.0	0.0	0.0

Futures	25.6	0.0	0.0	0.0	0.0	0.0

Options bought and sold (exchange-traded)	3.7	0.0	0.0	0.0	0.0	0.0

Foreign exchange products	4,224.0	76.1	94.7	17.4	0.1	0.0

Forwards	16.3	1.4	1.4	0.0	0.0	0.0

Options bought and sold (OTC)	34.7	0.9	1.0	0.0	0.0	0.0

Futures	0.1	0.0	0.0	0.0	0.0	0.0

Precious metals products	51.1	2.3	2.4	0.0	0.0	0.0

Forwards	4.1	0.9	0.0	0.0	0.0	0.0

Swaps	211.4	5.8	5.7	0.0	0.0	0.0

Options bought and sold (OTC)	241.5	14.5	14.9	0.0	0.0	0.0

Futures	57.8	0.0	0.0	0.0	0.0	0.0

Options bought and sold (exchange-traded)	366.0	18.2	21.2	0.0	0.0	0.0

Equity/index-related products	880.8	39.4	41.8	0.0	0.0	0.0

Credit derivatives [2]	2,042.7	63.3	60.0	0.0	0.0	0.0

Forwards	8.7	0.9	0.8	0.0	0.0	0.0

Swaps	63.6	8.3	7.8	0.0	0.0	0.0

Options bought and sold (OTC)	29.9	2.2	1.7	0.0	0.0	0.0

Futures	177.1	0.0	0.0	0.0	0.0	0.0

Options bought and sold (exchange-traded)	63.3	3.9	3.8	0.0	0.0	0.0

Other products [3]	342.6	15.3	14.1	0.0	0.0	0.0

Total derivative instruments	49,908.1	925.2	933.8	88.6	3.9	2.3

The notional amount for derivative instruments (trading and hedging) was CHF 49,996.7 billion as of December 31, 2011.
1 Relates to derivative contracts that qualify for hedge accounting under US GAAP. 2 Primarily credit default swaps. 3 Primarily commodity, energy and emission products.

Fair value of derivative instruments (continued)
	Trading			Hedging			[1]

end of 2010	Notional amount	Positive replacement value (PRV)	Negative replacement value (NRV)	Notional amount	Positive replacement value (PRV)	Negative replacement value (NRV)

Derivative instruments (CHF billion)

Forwards and forward rate agreements	8,073.9	6.3	5.9	0.0	0.0	0.0

Swaps	24,103.8	429.2	422.3	70.0	2.5	1.7

Options bought and sold (OTC)	2,420.3	44.9	46.1	0.0	0.0	0.0

Futures	2,769.2	0.0	0.0	0.0	0.0	0.0

Options bought and sold (exchange-traded)	1,365.6	0.5	0.3	0.0	0.0	0.0

Interest rate products	38,732.8	480.9	474.6	70.0	2.5	1.7

Forwards	2,062.4	35.2	37.9	19.4	0.4	0.1

Swaps	1,059.0	35.0	45.8	0.0	0.0	0.0

Options bought and sold (OTC)	796.9	14.4	15.1	0.0	0.0	0.0

Futures	13.5	0.0	0.0	0.0	0.0	0.0

Options bought and sold (exchange-traded)	5.6	0.1	0.1	0.0	0.0	0.0

Foreign exchange products	3,937.4	84.7	98.9	19.4	0.4	0.1

Forwards	15.9	1.7	1.4	0.0	0.0	0.0

Options bought and sold (OTC)	25.4	0.7	0.8	0.0	0.0	0.0

Futures	0.5	0.0	0.0	0.0	0.0	0.0

Precious metals products	41.8	2.4	2.2	0.0	0.0	0.0

Forwards	6.2	1.1	0.1	0.0	0.0	0.0

Swaps	213.7	4.2	7.5	0.0	0.0	0.0

Options bought and sold (OTC)	268.2	15.0	16.2	0.0	0.0	0.0

Futures	77.9	0.0	0.0	0.0	0.0	0.0

Options bought and sold (exchange-traded)	389.5	17.0	18.0	0.0	0.0	0.0

Equity/index-related products	955.5	37.3	41.8	0.0	0.0	0.0

Credit derivatives [2]	1,989.5	49.5	46.6	0.0	0.0	0.0

Forwards	32.0	2.0	1.9	0.0	0.0	0.0

Swaps	100.9	14.1	15.7	0.0	0.0	0.0

Options bought and sold (OTC)	50.1	3.2	2.9	0.0	0.0	0.0

Futures	219.8	0.0	0.0	0.0	0.0	0.0

Options bought and sold (exchange-traded)	128.6	4.8	4.8	0.0	0.0	0.0

Other products [3]	531.4	24.1	25.3	0.0	0.0	0.0

Total derivative instruments	46,188.4	678.9	689.4	89.4	2.9	1.8

The notional amount for derivative instruments (trading and hedging) was CHF 46,277.8 billion as of December 31, 2010.
1 Relates to derivative contracts that qualify for hedge accounting under US GAAP. 2 Primarily credit default swaps. 3 Primarily commodity, energy and emission products.

Fair value of derivative instruments (continued)
	2011		2010

end of	Positive replacement value (PRV)	Negative replacement value (NRV)	Positive replacement value (PRV)	Negative replacement value (NRV)

Derivative instruments (CHF billion)

Replacement values (trading and hedging) before netting agreements	929.1	936.1	681.8	691.2

Counterparty netting [1]	(836.4)	(836.4)	(602.9)	(602.9)

Cash collateral netting [1]	(36.5)	(37.6)	(28.5)	(29.2)

Replacement values (trading and hedging) after netting agreements	56.2	62.1	50.4	59.1

of which recorded in trading assets (PRV) and trading liabilities (NRV)	52.5	60.1	47.7	57.9

of which recorded in other assets (PRV) and other liabilities (NRV)	3.7	2.0	2.7	1.2

1 Netting was based on legally enforceable netting agreements.

Fair value hedges
in	2011	2010	2009

Gains/(losses) recognized in income on derivatives (CHF million)

Interest rate products	548	564	(664)

Foreign exchange products	20	21	3

Total	568	585	(661)

Gains/(losses) recognized in income on hedged items (CHF million)

Interest rate products	(585)	(546)	644

Foreign exchange products	(20)	(21)	(3)

Total	(605)	(567)	641

Details of fair value hedges (CHF million)

Net gains/(losses) on the ineffective portion	(37)	18	(20)

Represents gains/(losses) recognized in trading revenues.

Cash flow hedges
in	2011		2010		2009

Gains/(losses) recognized in AOCI on derivatives (CHF million)

Foreign exchange products	(6)		39		117

Gains/(losses) reclassified from AOCI into income (CHF million)

Foreign exchange products	31	[1]	27	[1]	13	[2]

Represents gains/(losses) on effective portion.
1 Included in commissions and fees. 2 Included in total operating expenses.

The net loss associated with cash flow hedges expected to be reclassified from AOCI within the next 12 months was CHF 9 million.
Net investment hedges
in	2011		2010		2009

Gains/(losses) recognized in AOCI on derivatives (CHF million)

Interest rate products	0		8		12

Foreign exchange products	280		1,563		(1,401)

Total	280		1,571		(1,389)

Gains/(losses) reclassified from AOCI into income (CHF million)

Foreign exchange products	4	[1]	(4)	[1]	(21)	[2]

Total	4		(4)		(21)

Represents gains/(losses) on effective portion.
1 Included in other revenues. 2 Primarily included in discontinued operations.

The Group includes all derivative instruments not included in hedge accounting relationships in its trading activities.
> Refer to “Note 8 – Trading revenues” for gains and losses on trading activities by product type.
Disclosures relating to contingent credit risk
Certain of the Group’s derivative instruments contain provisions that require it to maintain a specified credit rating from each of the major credit rating agencies. If the ratings fall below that specified in the contract, the counterparties to the agreements could request payment of additional collateral on those derivative instruments that are in a net liability position. Certain of the derivative contracts also provide for termination of the contract, generally upon a downgrade of either the Group or the counterparty, at the existing mark-to-market replacement value of the derivative contract.

The following table provides the Group’s current net exposure from contingent credit risk relating to derivative contracts with bilateral counterparties and SPEs that include credit support agreements, the related collateral posted and the additional collateral required in a one-notch and a two-notch downgrade event, respectively. The table also includes derivative contracts with contingent credit risk features without credit support agreements that have accelerated termination event conditions. The current net exposure for derivative contracts with bilateral counterparties and contracts with accelerated termination event conditions is the aggregate fair value of derivative instruments that were in a net liability position. For SPEs, the current net exposure by contract may include amounts other than or in addition to the NRV of derivative instruments with credit risk-related contingent features.

Contingent credit risk
end of	Bilateral counterparties	Special purpose entities	Accelerated terminations	Total

2011 (CHF billion)

Current net exposure	17.0	2.0	0.7	19.7

Collateral posted	14.8	1.8	–	16.6

Additional collateral required in a one-notch downgrade event	0.2	1.6	0.0	1.8

Additional collateral required in a two-notch downgrade event	0.4	3.0	0.5	3.9

2010 (CHF billion)

Current net exposure	14.6	2.1	0.8	17.5

Collateral posted	13.0	2.0	–	15.0

Additional collateral required in a one-notch downgrade event	0.2	1.8	0.1	2.1

Additional collateral required in a two-notch downgrade event	0.4	3.2	0.4	4.0

Credit derivatives
Credit derivatives are contractual agreements in which the buyer generally pays a fee in exchange for a contingent payment by the seller if there is a credit event on the underlying referenced entity or asset. They are generally privately negotiated OTC contracts, with numerous settlement and payment terms, and most are structured so that they specify the occurrence of an identifiable credit event, which can include bankruptcy, insolvency, receivership, material adverse restructuring of debt or failure to meet obligations when due.

The Group enters into credit derivative contracts in the normal course of business, buying and selling protection to facilitate client transactions and as a market maker. This includes providing structured credit products for its clients to enable them to hedge their credit risk. The referenced instruments of these structured credit products are both investment grade and non-investment grade and could include corporate bonds, sovereign debt, asset-backed securities (ABS) and loans. These instruments can be formed as single items (single-named instruments) or combined on a portfolio basis (multi-named instruments). The Group purchases protection to economically hedge various forms of credit exposure, for example, the economic hedging of loan portfolios or other cash positions. Finally, the Group also takes proprietary positions which can take the form of either purchased or sold protection.

The credit derivatives most commonly transacted by the Group are CDS and credit swaptions. CDSs are contractual agreements in which the buyer of the swap pays an upfront and/or a periodic fee in return for a contingent payment by the seller of the swap following a credit event of the referenced entity or asset. Credit swaptions are options with a specified maturity to buy or sell protection under a CDS on a specific referenced credit event.

In addition, to reduce its credit risk, the Group enters into legally enforceable netting agreements with its derivative counterparties. Collateral on these derivative contracts is usually posted on a net counterparty basis and cannot be allocated to a particular derivative contract.

Credit protection sold
Credit protection sold is the maximum potential payout, which is based on the notional value of derivatives and represents the amount of future payments that the Group would be required to make as a result of credit risk-related events. The Group believes that the maximum potential payout is not representative of the actual loss exposure based on historical experience. This amount has not been reduced by the Group’s rights to the underlying assets and the related cash flows. In accordance with most credit derivative contracts, should a credit event (or settlement trigger) occur, the Group is usually liable for the difference between the credit protection sold and the recourse it holds in the value of the underlying assets. The maximum potential amount of future payments has not been reduced for any cash collateral paid to a given counterparty as such payments would be calculated after netting all derivative exposures, including any credit derivatives with that counterparty in accordance with a related master netting agreement. Due to such netting processes, determining the amount of collateral that corresponds to credit derivative exposures only is not possible.

To reflect the quality of the payment risk on credit protection sold, the Group assigns an internally generated rating to those instruments referenced in the contracts. Internal ratings are assigned by experienced credit analysts based on expert judgment that incorporates analysis and evaluation of both quantitative and qualitative factors. The specific factors analyzed, and their relative importance, are dependent on the type of counterparty. The analysis emphasizes a forward-looking approach, concentrating on economic trends and financial fundamentals, and making use of peer analysis, industry comparisons and other quantitative tools. External ratings and market information are also used in the analysis process where available.

Credit protection purchased
Credit protection purchased represents those instruments where the underlying reference instrument is identical to the reference instrument of the credit protection sold. The maximum potential payout amount of credit protection purchased for each individual identical underlying reference instrument may be greater or lower than the notional amount of protection sold.

The Group also considers estimated recoveries that they would receive if the specified credit event occurred, including both the anticipated value of the underlying referenced asset that would, in most instances, be transferred to the Group and the impact of any purchased protection with an identical reference instrument and product type.

Other protection purchased
In the normal course of business, the Group purchases protection to offset the risk of credit protection sold that may have similar, but not identical, reference instruments, and may use similar, but not identical, products, which reduces the total credit derivative exposure. Other protection purchased is based on the notional value of the instruments.

The Group purchases its protection from banks and broker dealers, other financial institutions and other counterparties.
Fair value of credit protection sold
The fair values of the credit protection sold also give an indication of the amount of payment risk, as the negative fair values increase when the potential payment under the derivative contracts becomes more probable.

The following tables do not include all credit derivatives and differ from the credit derivatives in the “Fair value of derivative instruments” table. This is due to the exclusion of certain credit derivative instruments under US GAAP, which defines a credit derivative as a derivative instrument (a) in which one or more of its underlyings are related to the credit risk of a specified entity (or a group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit risk-related events specified in the contract.

Certain cash collateralized debt obligations (CDOs) and other instruments were excluded as they do not fall within the scope of US GAAP rules. Total return swaps (TRS) of CHF 4.8 billion were also excluded because a TRS does not expose the seller to potential loss from credit risk-related events specified in the contract. A TRS only provides protection against a loss in asset value and not against additional amounts as a result of specific credit events.

Credit protection sold/purchased
end of 2011	Credit protection sold	Credit protection purchased	[1]	Net credit protection (sold)/ purchased	Other protection purchased	Fair value of credit protection sold

Single-name instruments (CHF billion)

Investment grade [2]	(452.2)	432.4		(19.8)	55.6	(9.0)

Non-investment grade	(189.1)	179.4		(9.7)	16.7	(15.3)

Total single-name instruments	(641.3)	611.8		(29.5)	72.3	(24.3)

of which sovereigns	(134.8)	132.6		(2.2)	10.8	(8.1)

of which non-sovereigns	(506.5)	479.2		(27.3)	61.5	(16.2)

Multi-name instruments (CHF billion)

Investment grade [2]	(278.2)	253.1		(25.1)	14.5	(15.5)

Non-investment grade	(71.9)	64.1	[3]	(7.8)	9.0	(1.7)

Total multi-name instruments	(350.1)	317.2		(32.9)	23.5	(17.2)

of which sovereigns	(18.4)	17.5		(0.9)	0.9	(1.5)

of which non-sovereigns	(331.7)	299.7		(32.0)	22.6	(15.7)

Total instruments (CHF billion)

Investment grade [2]	(730.4)	685.5		(44.9)	70.1	(24.5)

Non-investment grade	(261.0)	243.5		(17.5)	25.7	(17.0)

Total instruments	(991.4)	929.0		(62.4)	95.8	(41.5)

of which sovereigns	(153.2)	150.1		(3.1)	11.7	(9.6)

of which non-sovereigns	(838.2)	778.9		(59.3)	84.1	(31.9)

end of 2010

Single-name instruments (CHF billion)

Investment grade [2]	(467.5)	450.1		(17.4)	49.0	1.0

Non-investment grade	(195.3)	169.2		(26.1)	17.2	(2.2)

Total single-name instruments	(662.8)	619.3		(43.5)	66.2	(1.2)

of which sovereigns	(115.2)	113.5		(1.7)	10.3	(2.4)

of which non-sovereigns	(547.6)	505.8		(41.8)	55.9	1.2

Multi-name instruments (CHF billion)

Investment grade [2]	(238.4)	215.1		(23.3)	14.5	(4.8)

Non-investment grade	(60.3)	55.9		(4.4)	16.1	(1.1)

Total multi-name instruments	(298.7)	271.0		(27.7)	30.6	(5.9)

of which sovereigns	(15.5)	14.7		(0.8)	0.7	(0.7)

of which non-sovereigns	(283.2)	256.3		(26.9)	29.9	(5.2)

Total instruments (CHF billion)

Investment grade [2]	(705.9)	665.2		(40.7)	63.5	(3.8)

Non-investment grade	(255.6)	225.1		(30.5)	33.3	(3.3)

Total instruments	(961.5)	890.3		(71.2)	96.8	(7.1)

of which sovereigns	(130.7)	128.2		(2.5)	11.0	(3.1)

of which non-sovereigns	(830.8)	762.1		(68.7)	85.8	(4.0)

1 Represents credit protection purchased with identical underlyings and recoveries. 2 Based on internal ratings of BBB and above. 3 Includes Clock Finance.

The following table reconciles the notional amount of credit derivatives included in the table “Fair value of derivative instruments” to the table “Credit protection sold/purchased”.
Credit derivatives
end of	2011

Credit derivatives (CHF billion)

Credit protection sold	991.4

Credit protection purchased	929.0

Other protection purchased	95.8

Other instruments	26.5	[1]

Total credit derivatives	2,042.7

1 Consists of certain cash collateralized debt obligations, TRS and other derivative instruments.

The segregation of the future payments by maturity range and underlying risk gives an indication of the current status of the potential for performance under the derivative contracts.
Maturity of credit protection sold
end of	Maturity less than 1 year	Maturity between 1 to 5 years	Maturity greater than 5 years	Total

2011 (CHF billion)

Single-name instruments	134.1	394.5	112.7	641.3

Multi-name instruments	58.7	202.4	89.0	350.1

Total instruments	192.8	596.9	201.7	991.4

2010 (CHF billion)

Single-name instruments	90.7	468.2	103.9	662.8

Multi-name instruments	27.3	227.0	44.4	298.7

Total instruments	118.0	695.2	148.3	961.5